E190 REPLACEMENT & FLEET UPDATE JULY 11, 2018 1

SAFE HARBOR This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management's beliefs and assumptions concerning future events. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; our significant fixed obligations and substantial indebtedness; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; the spread of infectious diseases; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2017 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. The following presentation also includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. We refer you to the reconciliations made available in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K (available on our website at jetblue.com and at sec.gov) and in our first quarter earnings call (furnished on April 24th, 2018), which reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP. 32

TABLE OF CONTENTS BACKGROUND E190 TRANSITION PLAN A220 CUSTOMER EXPERIENCE A220 ECONOMICS CAPITAL EXPENDITURE AND TRANSITION COSTS CAPITAL ALLOCATION AND UPDATED ORDER BOOK APPENDIX 3

BACKGROUND: WHY REPLACE THE E190?

CASE FOR REPLACEMENT	OPPORTUNITY
▪ Effective in short-haul and business routes; critical to developing our Boston Focus City ▪ A significant portion of markets served by fleet can support up-gauge to larger aircraft ▪ Currently accounts for approximately 11% of JetBlue's seat-miles, but 20% operating expense ▪ Keeping fleet would add significant cost pressures, offsetting progress in JetBlue's Structural Cost Program ▪ E190 fleet requires significant investments to fly to a 25 year useful life (late 2020s to early 2030s)	▪ Network strategy requires a smaller gauge aircraft than current A320 ▪ Next generation aircraft are able to deliver 25% - 30% lower direct operating cost[1] per seat mile vs E190 ▪ A220 complements existing A320/A321 fleet; provides added fleet optionality into next decade ▪ A220 Family supports mid-to high single digit growth rate into the 2020s

[1] Direct operating costs include flight operating expenses (fuel, labor, airport fees, etc.) and ownership but exclude overhead

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TRANSITION PLAN: REPLACE E190 FLEET WITH A220 TRANSITION PLAN & FLEET UPDATE A220 DELIVERY TIMING . 60 E190s (30 owned, 30 leased) to be replaced with 60 A220s . Reshaped order book to maintain mid-to-high single digit growth rate into 2020s; retain flexibility to adjust growth if/as needed . A220 deliveries scheduled to begin in 2020 . Transition owned E190s out of operating fleet starting in 2020, with leased E190s to be returned as leases expire starting in 2023; transition scheduled to be completed by 2025 22 19 . Reshaped Airbus order book, revised delivery timing . Taking delivery of 15-16 A321 NEOs each year from 2020 to 2022; no change to 2018/2019 deliveries . A321 NEOs to drive margin accretive up-gauging of 8 5 existing A320 markets and expansion of Mint flying 4 2 – Continue to evaluate A321LR 2020 2021 2022 2023 2024 2025 5

A220 IMPROVES CUSTOMER EXPERIENCE NEXT GEN CUSTOMER EXPERIENCE ADDED MISSION CAPABILITY1 1 Airbus advertised range capability 66

A220 ECONOMICS ARE COMPELLING

A220 ECONOMICS – AIRCRAFT LEVEL

- A220 economics vs current E190 fleet
  - 29% lower direct operating cost[1] per seat
  - Larger aircraft with lower fuel burn per hour than E190
  - Margin benefits and EPS accretion expected in early 2020s
- A220 a more versatile aircraft
  - Maintains frequency in key business markets with significantly improved unit economics
  - Increased range (3,300 nm) provides added network flexibility
  - Provides optionality to add smaller A220-100 aircraft with 99% commonality with A220-300

FINANCIAL BENEFIT [1]



E190
A220
DIRECT OPERATING COSTS PER SEAT
-40%
-22%
-29%
Fuel
Non Fuel
Total
ANTICIPATED INCREMENTAL PROFIT PER SHELL[2]
+4.0-5.0 M

[1] Assume 2018 economic conditions and $2.14/gallon fuel price
[2] Anticipated pre-tax profit

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A220 ECONOMICS ARE COMPELLING

A220 ECONOMICS – SYSTEM LEVEL

- A220 best overall replacement option for JetBlue
  - Offers highest profitability among next generation platforms
  - A220 benefits more than offset added cost of a dual fleet strategy
- A220 further improves cost structure and returns
  - Reduces system unit costs by over 5%
    - Non-fuel unit costs reduced by over 4.5%
  - Highly accretive use of capital
    - Run-rate EPS improvement of approximately $0.65 on current share count
  - Improves both system margin and ROIC
    - ROIC accretion of over 3 points once full benefits are realized

PRO-FORMA UNIT COST, MARGIN AND EPS BENEFITS ON 2018 BASE[1]



SYSTEM CASM (¢)
-5.3%
w/ E190
w/ A220
SYSTEM PRE TAX MARGIN
3.0 pts
w/ E190
w/ A220
SYSTEM EPS
$0.65
w/ E190
w/ A220

[1] System fully realized economic benefits expected by 2025; pro-forma benefits with 2018 as baseline
Chart shows impact with current E190 fleet and pro-forma A220 fleet

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CAPITAL EXPENDITURE AND TRANSITION COSTS CAPEX THROUGH 2020 TRANSITION COSTS (US$ million) $1.2bn ~$1.2bn* 2018 2019 2020 2021-2025** Cash costs $1.0 – $1.2bn One-time costs $90-110* Ongoing (transition costs)1 $5-15 $15-25 $35-45 $80-115 Total $95-125 $15-25 $35-45 $80-115 1 Ramp-up costs (pilot training and equipment, transition expenses) * One-time costs ** Total amount for the period 2021-2025 . Fleet transition adds accelerated depreciation and transition costs through mid-2020s 2017 2018E 2017-2020E . Headwind on 2017-2020 CASM ex-fuel CAGR of . Manageable impact to Capex approximately 25 basis points from incremental cash . operating costs Additional Capex includes pre-delivery payments for . A220s, and deliveries through 2020 Evaluating any potential impairment of E190 fleet and potential accelerated depreciation * Average for the period 2017-2020E 69

CAPITAL ALLOCATION AND UPDATED ORDER BOOK . No change to balance sheet strategy UPDATED AIRBUS ORDER BOOK1 • Focus on maintaining investment grade A220 A321 CEO*/NEO Total financial metrics XXX 2018 - 6* 6* . Liquidity to remain between 10-12%; adjusted 2019 - 13 13 debt/cap ratio between 30-40% 2020 5 15 20 . Expect to use a mix of cash from operations 2021 4 16 20 CORPORATE and debt to fund purchases 2022 8 15 23 . Maintain balanced approach to capital allocation 2023 19 14 33 AIRPORTS . Replacement Capex is among the best and 2024 22 12 34 N highest use of capital to drive EPS accretion 2025 2 - 2 . Continuation of opportunistic share repurchases Total 60 91 151 DISTRIBUTIO to further support EPS growth 1 Remaining order book as of July 11, 2018 Refer to Appendix B for additional details * 6 remaining A321 CEO deliveries in 2018 1010

APPENDIX A: NOTE ON NON-GAAP FINANCIAL MEASURES Consolidated operating cost per available seat mile, excludes fuel and related taxes, and operating expenses related to other non-airline businesses (CASM Ex-Fuel) is a non-GAAP financial measure that we use to measure our core performance. Note A within our quarterly earnings release (provided in our Current Report on Form 8-K furnished to the Securities and Exchange Commission on April 24, 2018) provides a reconciliation of non-GAAP financial measures used in this presentation and provides the reasons management uses those measures. 12

APPENDIX B: ANTICIPATED DELIVERY SCHEDULE PRIOR CURRENT E190 A320 NEO A321 CEO/NEO Total A220 A321 CEO/NEO Total 2018 - - 6* 6* - 6* 6* 2019 - - 13 13 - 13 13 2020 10 6 7 23 5 15 20 2021 7 16 4 27 4 16 20 2022 7 3 17 27 8 15 23 2023 - - 14 14 19 14 33 2024 - - 5 5 22 12 34 2025 - - - - 2 - 2 Total1 24 25 66 115 60 91 151 * 6 remaining A321 CEO deliveries in 2018 13